U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): April 12, 2006




                          The KingThomason Group, Inc.
             (Exact name of registrant as specified in its charter)



     Nevada                          333-60880                       73-1602395
     ------                          ---------                       ----------
   (state of                  (Commission File Number)             (IRS Employer
incorporation)                                                      I.D. Number)

                              309 Avenue H, Suite C
                             Redondo Beach, CA 90277
                                 (310) 540-1960
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 12, 2006 Hume A. Thomason resigned as a director of The KingThomason Group, Inc. and as president of its wholly-owned subsidiary, King Thomason, Inc. because of a disagreement with the registrant on matters relating to the registrant's operations, policies or practices. Mr. Thomason remains as a director of another wholly-owned subsidiary, KingThomason Credit Cards Services, Inc.

At the time of the resignation, Mr. Thomason held the following positions on committees of the registrant: Compensation Committee.

Mr. Thomason expressed disappointment with the failure of the registrant to adequately capitalize its planned operations and to make certain other changes in its management. On April 7, 2006 he presented to T. E. King, III, the president of the registrant and also a director, a list of demands which he insisted be met by April 12, 2006 at 5 p.m. or he would resign. The demands included the following:

     o Approval of the acquisition of two companies proposed by Mr. Thomason (Window Guard, XPS and American Health).
     o    Approval of the target amounts of funds to be raised.
     o    Approval of existing and new officers.
     o    Approval of salaries and long-term employment contracts.
     o    Approval of new board members.
     o    Approval for two signatures on all checks.
     o    Approval for new stock to officers and investors.
     o    A directive to move forward with funding.
     o A signed transfer to Mr. Thomason of the registrant's rights in a contract with Intelli Services, Inc. ("ISI").

The registrant advised Mr. Thomason that many of the demands could be met but not all of them. On April 12, 2006 Mr. Thomason resigned the two named positions.

There is filed as an exhibit to this Form 8-K a copy of the memorandum that Mr. Thomason presented to the registrant on April 7, 2006.

The registrant is providing Mr. Thomason with a copy of this Form 8-K and an opportunity to furnish to the registrant as promptly as possible with a letter addressed to the registrant stating whether or not he agrees with the above statements made by the registrant, stating the respects in which he does not agree.

Item 9.01 Financial Statements and Exhibits

         (a)      Financial Statements

                  None


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


         (b)      Exhibits

         The following exhibit is filed as a part of this Form 8-K:

         Number   Description
         ------   -----------

         99 Memorandum presented to the registrant by Hume A. "Tom" Thomason at a meeting on April 7, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2006                               The KingThomason Group, Inc.



                                                    By /s/ Thomas E. King III
                                                      --------------------------
                                                      T.E. King III, President











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